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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                        Date of Report: December 12, 2003


                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                   56-0367025
       --------------                                   ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.        27408
--------------------------------------------------        -----
(Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 5.  Other Events and Required FD Disclosure

On September 24, 2003, Cone Mills Corporation ("Cone") and certain of its subsidiaries filed voluntary petitions under Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware and styled for re Cone Mills Corporation, et. al., Case No. 03-12944 (MFW) (Jointly Administered). On November 10, 2003, Cone filed with the Bankruptcy Court a proposal to enter into a $45 million Debtor-In-Possession ("DIP") financing agreement with Bank of America and General Electric Capital Corporation. On November 25, 2003, the Bankruptcy Court issued an order authorizing Cone to enter this facility.

On December 12, 2003, Cone issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing The dip financing.

A copy of the Post-Petition Credit Agreement dated as of December 11, 2003, is attached hereto as Exhibit 99.2 and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

99.1     Press Release, dated December 12, 2003.

99.2 Post-Petition Credit Agreement dated as of December 11, 2003 Among Cone Mills Corporation, CIPCO S.C., Inc., Cone Foreign Trading, LLC, Cornwallis Development Co. (the Borrowers), The Financial Institutions Named Herein (the Lenders) and Bank of America, N.A. (Administrative Agent) and General Electric Capital Corporation (Syndication Agent), including Exhibit E (Receivables Purchase Termination and Reassignment Agreement) and Exhibit F (Security Agreement), along with the Patent Security Agreement; the Trademark Security Agreement; and the Copyright Security Agreement.


Item 9.  Regulation FD Disclosure

This Form 8-K and the exhibits attached hereto and hereby incorporated by reference are being furnished to the Securities and Exchange Commission under
Item 9. of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934.



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CONE MILLS CORPORATION
                                             (Registrant)




Date:    December 12, 2003                   /s/ Neil W. Koonce
                                             Neil W. Koonce
                                             Vice President, General Counsel and
                                             Secretary



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Exhibit
  No.     Description

 99.1     Press Release, dated December 12, 2003.

 99.2 Post-Petition Credit Agreement dated as of December 11, 2003 Among Cone Mills Corporation, CIPCO S.C., Inc., Cone Foreign Trading, LLC, Cornwallis Development Co. (the Borrowers), The Financial Institutions Named Herein (the Lenders) and Bank of America, N.A. (Administrative Agent) and General Electric Capital Corporation (Syndication Agent), including Exhibit E (Receivables Purchase Termination and Reassignment Agreement) and Exhibit F (Security Agreement), along with the Patent Security Agreement; the Trademark Security Agreement; and the Copyright Security Agreement.